Second Quarter Fiscal 2026 February 4, 2026 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding our estimates and projections for our business outlook for the third quarter of fiscal 2026, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) changes in demand in the Company’s end markets along with the Company’s ability to respond to such market changes; (iii) risks relating to future integration and/or restructuring actions; (iv) fluctuations in purchasing patterns of customers and end users; (v) the ability of the Company to retain and hire key employees; (vi) the terms of the Company’s indebtedness and ability to service such debt; (vii) the timely release of new products and acceptance of such new products by the market; (viii) the introduction of new products by competitors and other competitive responses; (ix) the Company’s ability to assimilate acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (x) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (xii) the impact of trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries; and/or (xiii) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and our subsequently filed Quarterly Reports on Form 10-Q, which filings are available from the SEC. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of February 4, 2026. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. We believe the presentation of these non-GAAP financial measures enhances investors' overall understanding of our historical financial performance and assists investors in comparing our performance across reporting periods. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures.  These items include, without limitation, restructuring charges; integration, site consolidation and other expenses; foreign exchange gains (losses); and share based compensation expense.  The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors.

Gross MARGIN and earnings per common share GAAP to Non-GAAP Reconciliations REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2

Q2 FY 2026 REVENUE AND NON-GAAP EARNINGS RESULTS HIGHLIGHTS

Revenue

↑ 22%*

$1.69B in Q2 FY26 vs. $1.38B in Q2 FY25*

Gross Margin

↑ 77BP*

39.0% in Q2 FY26 vs. 38.2% in Q2 FY25

Earnings Per Share

↑ 35%*

$1.29 in Q2 FY26 vs. $0.95 in Q2 FY25

"We delivered strong year-over-year revenue growth in the December quarter, driven by another quarter of strong demand in our datacenter and communications segment. We expect continued strong growth in the second-half of fiscal 2026 and throughout fiscal 2027 based on strong datacenter and communications demand and our continued production capacity expansion along with improving demand in our Industrial segment."

Jim Anderson, CEO

Revenue by Segment*

Q2 FY26



Industrial
28%
72%
Datacenter & Communications

Datacenter & Communications	↑ **34%**	Q2 FY26/Q2 FY25
Industrial	↔ **0%***	Q2 FY26/Q2 FY25*

Highlights



XPU cooling solutions based on 300 mm SiC and Thermadite™ technology



Lasers for direct fusion energy generation and for processing superconducting tape used in magnetic fusion applications



Demonstrated photonics enabled, high quality, security grade random number generator for quantum safe networking

**Revenue and revenue growth are shown on a pro forma basis to exclude for all periods revenue from the sale of our former Aerospace & Defense business, which closed on September 2, 2025. Gross margin and earnings per share are based on financial results reported February 4, 2026. Please refer to reconciliation of GAAP to Non-GAAP gross margin, and reconciliation of GAAP and Non-GAAP EPS.*

COHERENT

4

Datacenter and Communications Industrial FY26Q2 Note: Amounts may not foot due to rounding. QUARTERLY REVENUE BY SEGMENT REVENUE DISTRIBUTION BY SEGMENT

Third quarter fiscal 2026 Outlook (1) REVENUE $1.70 billion to $1.84 billion NON-GAAP GROSS MARGIN 38.5% to 40.5% NON-GAAP OPERATING EXPENSES $320 million to $340 million NON-GAAP TAX RATE 18% to 20% NON-GAAP EARNINGS PER SHARE $1.28 to $1.48 (1) The Company does not provide reconciliations of forward-looking non-GAAP measures. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure. At the end of January 2026, we closed the sale of our product division based in Munich Germany that makes tools for materials processing. Our Q3 outlook includes $5M of revenue from the period prior to the close of the sale of the Munich tools business.

Gaap to Non-Gaap Reconciliation

Gross MARGIN Reconciliation REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2

Operating ExpenseS Reconciliation REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2

Income from Operations Reconciliation REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2

Net Earnings Reconciliation REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2

NET Earnings per Common Share REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,657 45,747 45,838 45,930 46,022 Calc for Q4 YTD FY23 Datacenter and Communications ,905,000,000 ,969,000,000 1,018,000,000 1,090,000,000 1,208,000,000 0.71665875652586597 1,761,621,401 1,349,453,000 ,412,168,401 Industrial ,530,000,000 ,529,000,000 ,511,000,000 ,491,000,000 ,477,600,000 0.28334124347413397 2,293,379,536 1,723,758,000 ,569,621,536 Total 1,435,000,000 1,498,000,000 1,529,000,000 1,581,000,000 1,685,600,000 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63017356475300401 9.7674418604651203E-2 0.372093023255814 Europe 182 182 169 167 173 0.115487316421896 3.59281437125748E-2 -4.94505494505494E-2 Japan & Korea 155 167 165 187 177 0.118157543391188 -5.3475935828876997E-2 0.14193548387096799 China 154 173 170 184 161 0.11 rounded to foot -0.125 4.5454545454545497E-2 Other 30 36 37 37 43 2.8704939919893199E-2 0.162162162162162 0.43333333333333302 Total 1,209 1,314 1,348 1,435 1,498 1.0025233644859799 4.39024390243902E-2 0.23904052936310999 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 R&D on GAAP basis ,165,700,000 ,154,900,000 ,155,700,000 ,150,700,000 ,143,900,000 Share-based compensation -6,700,000 -6,800,000 -5,900,000 -5,400,000 -5,700,000 Amortization of acquired intangibles -,200,000 -,200,000 -,200,000 -3,800,000 -,600,000 Start-up costs 0 0 Integration, site consolidation and other 0 ,100,000 ,100,000 -,400,000 -,200,000 R&D on non-GAAP basis ,158,800,000 ,148,000,000 ,149,700,000 ,141,100,000 ,137,400,000 SG&A on GAAP basis ,258,500,000 ,252,100,000 ,245,400,000 ,231,400,000 ,220,600,000 Share-based compensation ,-31,600,000 ,-32,000,000 ,-32,600,000 ,-29,500,000 ,-29,700,000 Amortization of acquired intangibles ,-42,600,000 ,-41,500,000 ,-41,200,000 ,-39,700,000 ,-40,700,000 Financing fees -,800,000 0 0 0 0 Integration, site consolidation and other ,-21,100,000 ,-22,540,000 ,-14,300,000 -6,000,000 -4,500,000 SG&A on non-GAAP basis ,162,400,000 ,156,060,000 ,157,300,000 ,156,200,000 ,145,700,000 Restructuring on GAAP basis 3,600,000 19,300,000 53,900,000 73,800,000 8,000,000 Restructuring -3,600,000 ,-19,300,000 ,-53,900,000 ,-73,800,000 -8,000,000 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 11,000,000 9,100,000 85,000,000 0 0 Impairment of assets held-for-sale ,-11,000,000 -9,100,000 ,-85,000,000 0 0 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -,115,200,000 0 0 0 Gain on sale of business 0 ,115,200,000 0 0 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Op. income on GAAP basis ,184,000,000 ,259,100,000 6,000,000 72,000,000 ,136,900,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70,500,000 69,500,000 72,000,000 87,000,000 71,700,000 Start-up costs 0 0 0 0 0 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Financing fees ,800,000 0 0 0 0 Impairment of assets held-for-sale 11,000,000 9,100,000 85,000,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Op. income on non-GAAP basis ,335,900,000 ,308,740,000 ,275,000,000 ,279,000,000 ,264,900,000 Non-GAAP Op. Margin Percentage 0.199335548172757 0.19500000000000001 0.18 0.186 0.185 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Net earnings (loss) attributable to Coherent Corp. on GAAP basis ,146,700,000 ,226,300,000 ,-96,000,000 16,000,000 ,103,400,000 Share-based compensation 44,600,000 44,700,000 44,000,000 40,000,000 41,000,000 Amortization of acquired intangibles 70,500,000 69,500,000 71,700,000 87,000,000 71,700,000 Fair value adjustment on acquired inventory 0 Start-up costs 0 Foreign currency exch. (gains) losses -2,400,000 -,800,000 37,000,000 17,000,000 ,-35,100,000 Restructuring charges 3,600,000 19,300,000 54,000,000 74,000,000 8,000,000 Impairment of assets held-for-sale 11,000,000 9,100,000 85,200,000 0 0 Gain on sale of business 0 -,115,200,000 0 0 0 Integration, site consolidation and other 21,400,000 22,240,000 14,000,000 6,000,000 7,300,000 Gain on sale of investment ,-14,800,000 -6,700,000 0 0 0 Financing fees ,800,000 12,400,000 0 0 0 Non-controlling interest impact of non-GAAP items 0 0 0 ,-12,000,000 0 Tax impact of non-GAAP measures ,-33,400,000 ,-59,900,000 ,-18,000,000 ,-51,000,000 ,-11,000,000 . Net earnings attributable to Coherent Corp. on non-GAAP basis ,248,000,000 ,220,940,000 ,191,900,000 ,177,000,000 ,185,300,000 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,022 45,930 45,838 45,747 45,657 Gross margin on GAAP basis ,622,800,000 ,579,200,000 ,546,100,000 ,527,600,000 ,509,400,000 Share-based compensation 6,300,000 5,900,000 5,800,000 5,300,000 5,600,000 Amortization of acquired intangibles 27,700,000 27,800,000 30,600,000 43,700,000 30,400,000 Integration, site consolidation and other ,300,000 -,300,000 -,400,000 0 2,600,000 Gross margin on non-GAAP basis ,657,100,000 ,612,600,000 ,582,100,000 ,576,600,000 ,548,000,000 $ for EPS, $ Millions for shares (Unaudited) 46,022 45,930 45,838 45,747 45,657 Common shares, GAAP ,167,512,000 156.15600000000001 155.5 155.19999999999999 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 0 0 5.2 Series B Redeemable Preferred Stock 19,793,000 29.9 0 0 0 Diluted weighted average common shares, GAAP ,192,757,000 190.69 155.5 155.19999999999999 160 Common shares, Non-GAAP ,167,512,000 156.15600000000001 155.5 155.15 154.80000000000001 Effect of dilutive securities: Common stock equivalents 5,452,000 4.6340000000000003 3.7 3.95 5.2 Series B Redeemable Preferred Stock 19,793,000 29.884 0 0 0 Diluted weighted average common shares, Non-GAAP ,192,757,000 190.67400000000001 159.19999999999999 159.1 160 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 0.86617078179473705 1.2351110000000001 -0.83 -0.11 0.46 Diluted Earnings (Loss) Per Share 0.76115004902545702 1.1870989999999999 -0.83 -0.11 0.44 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.4719960361048801 1.200472 1.02 0.93 0.99 Diluted Earnings Per Share 1.2876315775821401 1.15873 1 0.91 0.95 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 QTD End Market Distribution of Q1FY25 QTD Revenue Reported Segments Q1FY24 Revenue Q1FY25 Revenue Q1FY24/Q1FY25 Revenue Growth Q1FY25 Op Margin - GAAP Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment ,905,000,000 1,208,000,000 0.33480662983425402 5.9673366834170898 0.23408710217755399 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment ,530,000,000 ,477,600,000 -9.8867924528301898E-2 0.24991721854304599 0.25364238410596002 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue #REF! #REF! #REF! 0.10915994304698599 0.199335548172757 0.716616764424437 0.283383235575563 5.1436466037280498E-2 6.5920850407143294E-2 SEGMENT REVENUE BY END MARKETS FOR Q1FY25 YTD End Market Distribution of Ytd Q1FY25 YTD Revenue Reported Segments Ytd Q1FY24 Revenue Ytd Q1FY25 Revenue Ytd Q1FY24/Q1FY25 Revenue Growth Ytd Q1FY25 Op Margin - GAAP Ytd Q1FY25 Op Margin - Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment 1,014,612,000 1,208,000,000 0.19060291027506099 8.1630546955624397 0.23570691434468499 0 1 0.29860474320418501 4.470897775003E-2 Networking Segment 1,768,188,000 ,477,600,000 -0.72989297518137197 0.23933855526544801 0.250522193211488 1 0 2.3876237731725101E-3 8.8219305989817899E-3 Lasers Segment #REF! #REF! 0.79000977918184201 0 0 0.20999022081815799 Total Revenue 2,782,800,000 #REF! #REF! 0.13562901744719899 0.19742883379247 0.70338080083697396 0.29661919916302598 5.1436466037280498E-2 6.5920850407143294E-2

coherent.com/company/investor-relations